Exhibit 99.1

1 Cardinal Financial Corporation Sandler O’Neill’s Financial Services Conference November 13, 2008

2 Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed and furnished to the Securities and Exchange Commission.

3 Investment Summary • Exceptional asset quality • Strong management team • Premier market • Shareholder focused • Attractive valuation

4 Company Profile

5 Company Profile • Founded in 1998 • Bank holding company with mortgage and wealth management subsidiaries • Headquartered in Tysons Corner, Virginia • Assets of $1.64 billion – One of the largest bank holding companies in Northern Virginia & the Commonwealth • Total of 32 banking and mortgage offices

6 Cardinal Financial Corporation 1998 - 2002 2003 -2008 Net Income ($23.0 million) $29.9 million Total Assets* $486 million $1.64 billion Total Loans (excluding GMM)* $249 million $1.09 billion Total Deposits* $423 million $1.09 billion Banking Offices 8 25 Business Lines 2 5 Market Capitalization* $43.6 million $194.7 million Total Capital* $40.7 million $154.5 million Legal Lending Limit* $5.5 million $25 million *Period ending totals as of 12/31/02 and 9/30/08, respectively.

7 Management Team Strong, experienced leadership team with proven track record – Senior managers average 26 years in financial services

8 Cardinal Chairman & CEO Bernard Clineburg More than three decades experience in local banking market Management Team – Joined Cardinal in October 2001 • Grown assets from $280 million to $1.64 billion • Acquired mortgage and wealth management businesses to position Cardinal as full-service financial services company

9 A Premier Banking Market Washington D.C. Area

10 Greater Washington D.C. Area • Median household income of $72,799, nation’s wealthiest region • Fourth largest U.S. metro population (more than 6 million) • Gross regional product of $342 billion - 4th largest in the nation • Nation’s strongest job market over the past 5 years •42% of the population (older than 25 years old) has a bachelor’s degree or higher •19% of the region’s adults have advanced degrees – the highest percentage in the U.S. • Home of the U.S. Government • Federal spending in region reached $58.9 billion in 2007 • Largest number of Inc. 500 companies for 9 consecutive years • 54 local companies with market cap of $1 billion+ 1

11 ... for Financial Services D.C. Area (MSA) $160 billion in total deposits 3% growth 2007-2008 Cardinal based in Tysons Corner, VA Region’s largest office market Banking & wealth services offices in 4 of top 10 wealthiest U.S. counties* 1. Fairfax $100,318 2. Loudoun $ 99,371 6. Montgomery $ 87,624 7. Arlington $ 87,350 *U.S. Census Bureau: 2006 American Community Survey Median Household Income A Growing Market

12 Last Bank Standing? Out-of-state banks now control 81% of the DC Area MSA 12 Local Target Acquirer Assets (000s) Branches Year Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Mercantile / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $92,907,664 1,825 Wachovia acquired by Wells – Q3’08: 152 branches in DC Area MSA with $19.6 billion in deposits.

13 Northern Virginia Sources: 1University of Virginia Weldon Cooper Center 2SNL Financial County Population Gains Since 20001 Population Increase 2000-20071 Projected Population Increase 2007-20122 Total Population 20072 (Actual) Current Cardinal Branches Loudoun 105,997 62% 40% 290,880 4 Prince William 91,126 31% 22% 383,710 3 Stafford 27,941 30% 20% 127,097 1 Spotsylvania 29,512 30% 22% 123,790 1 Fairfax 42,763 7% 4% 1,042,470 12 Targeted Growth

14 Current Banking Centers

15 Financial Overview

16 Cardinal Financial Corporation 9/30/07 9/30/08 % Change Net Income *$5.6 million *$5.5 million (2%) EPS $0.23 $0.22 (2%) Assets $1.68 billion $1.64 billion (2%) Loans $974 million $1.09 billion 12% Deposits $1.14 billion $1.09 billion (4%) Highlights *Excludes expenses after tax of $2.5 million relating to the Liberty matter. *Excludes expenses after tax relating to settlement of $1.2 million with a mortgage investor, $4 million impairment of Fannie Mae perpetual preferred stock and $1.8 million GMM goodwill.

17 Pretax Income ($685K) $89K $774K Wealth Services ($1.32 million) $159K $1.48 million Mortgage $1.80 million $7.18 million $5.38 million Bank Change *9/30/2008 *9/30/2007 by Operating Segment *Excludes expenses after tax of $2.5 million relating to the Liberty matter. *Excludes expenses after tax relating to settlement of $1.2 million with a mortgage investor, $4 million impairment of Fannie Mae perpetual preferred stock and $1.8 million GMM goodwill.

18 Quality Annual Growth *From 12/31/02 through 9/30/2008 18 CAGR* Loans – 32% Deposits – 18% Total Assets – 24%

19 Exceptional Credit Quality 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2002 2003 2004 2005 2006 2007 9/30/2008 0.05% 0.01% 0.02% 0.01% 0.00% 0.06% 0.14% 0.39% 0.12% 0.11% 0.03% 0.01% 0.00% 0.00% Net Charge-offs/Loans Non-performing Loans/Loans

20 Exceptional Credit Quality 20 • No nonaccrual loans at 9/30/2008 • Fourth consecutive quarter with no nonaccrual loans • Loan loss reserves of 1.22% •Cumulative net charge-offs from 1998 = $1.81 million or $181 thousand average per year since company’s inception (1998) • Less than 2% of the loan portfolio is unsecured

21 Credit Quality – Virginia Peers

22 Cardinal is Well Capitalized

23 Deposit Mix 23 0% 10% 20% 30% 40% 50% 60% 12/31/2004 12/31/2005 12/31/2006 12/31/07 *9/30/2008 60% 60% 46% 42% 44% 22% 22% 32% 36% 32% 8% 8% 11% 11% 11% 10% 11% 10% 11% 14% CDs MM/Savings NOW DDA *Deposit Mix through 9/30/2008.

24 Target Loan Mix Current (September 30, 2008) Target

25 Commercial Real Estate Portfolio September 30, 2008

26 September 30, 2008 Commercial Real Estate Portfolio

27 September 30, 2008 Commercial Real Estate Portfolio

28 Strategic Priorities

29 Local Market Strategy • Continue quality loan growth • Recruit commercial market movers • Deepen Northern Virginia presence –Clarendon/Ballston, Gainesville, Springfield • Drive customers to branches with innovative products and marketing

30 Future Branch Expansion

31 Acquisition Strategy • Banking – Highly disciplined approach • Focus on Virginia population centers • High value institutions • Strong local market leadership • Non-Banking – Focus on complementary product line offerings • Insurance agency • Real estate brokerage

32 Stock Valuation

33 VA/MD Bank Holding Companies Financial info as of 9/30/08; pricing data as of 11/4/08. Total Assets (millions) Price/ Book Price/ Tangible Book YTD Stock Price Performance Cardinal Financial $1,640 101% 110% -30.26% Virginia Commerce $2,662 67% 67% -58.80% StellarOne $2,985 105% 137% 15.42% Sandy Spring $3,195 112% 156% -21.82% Union Bankshares $2,448 155% 225% 16.23% Middleburg Bank $937 105% 116% -20.03%

34 Stock Profile NASDAQ-CFNL Share Price (11/4/08) $6.50 52 Week Range $4.99 - $10.50 Shares Outstanding 24.1 million Market Capitalization $156.7 million Average Daily Volume 86,706 Price / Book 1.01x Price/ Tangible Book 1.10x

35 • Franchise value in a premier market • Excellent & diversified loan portfolio • Very attractive valuation • Strong management team • Growing job market • Well positioned for growth Value

36 Future Branch Expansion

37 Cardinal Financial Corporation Sandler O’Neill’s Financial Services Conference November 13, 2008